Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of 310 Holdings, Inc, (the “Company”) on Form 10-K for the period ended December 31, 2008 and 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nicole Wright, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, That to the best of my knowledge:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

310 HOLDINGS, INC
By /s/ Nicole Wright
Nicole Wright
Chief Financial officer

March 31, 2009